Exhibit 99.1

Futurewave Acquisition Corporation and Olympian Group Inc. Announce Merger Agreement

Your publication date and time will appear here.	Source: Futurewave Acquisition Corporation

NEW YORK and HONG KONG, Sept. 28, 2026 (GLOBE NEWSWIRE) – Futurewave Acquisition Corporation (Nasdaq: FWAC) (“Futurewave”), a Cayman Islands special purpose acquisition company, and Olympian Group Inc., a Cayman Islands exempted company (“Olympian”) today announced that they have entered into a definitive Agreement and Plan of Merger dated September 28, 2026 (the “Merger Agreement). Olympian is a solutions provider through its wholly owned Hong Kong subsidiary, HK Shang Ge Industrial Limited, specializing in integrated chip and electronic component solutions, including product solutions and value-added services in Hong Kong. Upon consummation of the transactions contemplated by the Merger Agreement, the combined company is expected to be Nasdaq-listed. The proposed transactions contemplated by the Merger Agreement are subject to customary closing conditions, including regulatory and shareholder approvals.

Integrated Chip and Electronic Component Solutions in Hong Kong

Olympian Group Inc. is a Cayman Islands exempted company and a holding company of HK Shang Ge Industrial Limited, a private company incorporated and existing under the laws of Hong Kong. Through HK Shang Ge Industrial Limited, Olympian is a solutions provider specializing in integrated chip and electronic component solutions. The Company operates within the Automotive Electronics & Industrial Connectivity sectors, integrating upstream semiconductor and electronic component resources with downstream application and product requirements. Its vertically oriented business model is focused on developing and delivering integrated electronic component solutions tailored to specific application scenarios, encompassing component selection, specification alignment, and supply-chain integration. Through this model, Olympian is positioned across key segments of the automotive electronics and industrial connectivity value chains, supporting the evolving requirements of intelligent vehicles, connected industrial systems, and other technology-driven applications.

Management Comments

“Our business is built around more than moving chips and electronic components from one point to another. Customers need a partner that can organize a vertical supply chain, match the right product solution to their application, and fulfill that requirement with speed and reliability. This proposed combination is intended to provide Olympian with a listed platform and additional resources to deepen those fulfillment capabilities and expand the solutions we deliver,” said Ms. Hantao Cui, Chief Executive Officer of Olympian Group Inc.

“Futurewave set out to identify a business with a clear operating focus, a defensible market position, and a management team oriented toward long-term customer relationships. We believe Olympian’s solutions model, centered on a vertically oriented supply chain, meets that brief. We look forward to working with Olympian’s team to complete the proposed transactions and to supporting the combined company as a Nasdaq-listed platform,” said Daniel M. McCabe, Chief Executive Officer of Futurewave.

Transaction Overview

Under the terms of the Merger Agreement, (i) Futurewave will merge with and into Olympian Global Inc., a Cayman Islands exempted company and wholly owned subsidiary of Futurewave (“Purchaser”), with Purchaser surviving the merger (the “Reincorporation Merger”), and (ii) concurrently with the Reincorporation Merger, FWAC Merger Sub Ltd., a Cayman Islands exempted company and wholly owned subsidiary of Purchaser (“Merger Sub”), will merge with and into Olympian, with Olympian surviving as a wholly owned subsidiary of Purchaser (the “Acquisition Merger”). Purchaser after the Reincorporation Merger is referred to as “PubCo.”

At the effective time of the Reincorporation Merger, (i) each issued and outstanding unit of Futurewave will automatically separate into one Futurewave ordinary share, one Futurewave warrant and one Futurewave right, (ii) each Futurewave ordinary share will be converted into one Purchaser Class A ordinary share, (iii) each Futurewave warrant will be converted into one Purchaser warrant, and (iv) each Futurewave right will be converted into one Purchaser right. At the closing of the transactions, each Purchaser right will be canceled in exchange for one-fourth (1/4) of one Purchaser Class A ordinary share, subject to the treatment of fractional shares set forth in the Merger Agreement.

Upon the closing of the Acquisition Merger, Olympian shareholders will receive an aggregate of 40,000,000 Purchaser ordinary shares, valued at $10.00 per share, based on a Company Net Value of $400,000,000. The Purchaser ordinary shares issued to Olympian’s key founders identified in the Merger Agreement will be Purchaser Class B ordinary shares, and all other shares issued to Olympian shareholders will be Purchaser Class A ordinary shares. Each Purchaser Class A ordinary share will carry one vote, and each Purchaser Class B ordinary share will carry ten votes and be convertible, at the holder’s option, into one Purchaser Class A ordinary share.

Following the Reincorporation Merger, the board of directors of PubCo will consist of five directors, including one independent director appointed by Futurewave and four directors appointed by Olympian, with at least a majority qualifying as independent directors under applicable securities laws and Nasdaq rules. The Merger Agreement also contemplates lock-up restrictions on the Purchaser ordinary shares issued to Olympian’s key founder shareholders until the ear1ier of six months after closing or the date on which the closing price of Purchaser Class A ordinary shares equals or exceeds $12.50 per share for 20 trading days within any 30-trading-day period, subject to customary permitted-transfer exceptions.

Additional information about the proposed transactions, including a copy of the Merger Agreement, will be provided in a Current Report on Form 8-K to be filed by Futurewave with the SEC and will be available at www.sec.gov.

ADVISORS

Celine and Partners, P.L.L.C. is acting as legal advisor to Futurewave. Loeb & Loeb LLP is acting as legal advisor to Olympian. Chain Stone Capital Limited (“CTM”) is acting as financial advisor to Olympian.

About Olympian Group Inc.

Olympian Group Inc. is a Cayman Islands exempted company and a holding company of HK Shang Ge Industrial Limited. Through its wholly owned Hong Kong subsidiary, Olympian is a solutions provider specializing in vertically oriented integrated chip and electronic component solutions, encompassing supply chain, product solutions and value-added services focused on customer fulfillment.

About Futurewave Acquisition Corporation

Futurewave Acquisition Corporation is a Cayman Islands exempted company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. Futurewave’s units, ordinary shares, warrants and rights are listed on the Nasdaq Capital Market under the symbols FWACU, FWAC, FWACW and FWACR, respectively.

Additional Information and Where to Find It

The proposed transactions will be submitted to shareholders of Futurewave for their consideration and approval. In connection with the transaction described herein, Futurewave and Olympian intend to jointly file with the SEC a registration statement on Form F-4 (as may be amended from time to time) that will include a proxy statement/prospectus (the “Registration Statement”) pertaining to such transaction. After the Registration Statement is filed and declared effective, a definitive proxy statement and a proxy card will be mailed to Futurewave’s shareholders as of a record date to be established for voting at the shareholders’ meeting relating to the proposed transactions. Futurewave’s shareholders will also be able to obtain a copy of the Registration Statement and proxy statement without charge from Futurewave. The Registration Statement and proxy statement, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to Futurewave at 1185 Avenue of the Americas, Suite 349, New York, NY 10036.

INVESTORS AND SECURITY HOLDERS OF FUTUREWAVE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT FUTUREWAVE AND OLYMPIAN WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FUTUREWAVE, OLYMPIAN AND THE TRANSACTIONS.

Participants in the Solicitation

Futurewave, Purchaser, Merger Sub, the Company, certain shareholders of the Company, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the Futurewave’s shareholders in respect of the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Futurewave’s shareholders in connection with the proposed transactions will be set forth in the proxy statement/prospectus to be filed with the SEC in connection with the transactions. You can find more information about Futurewave’s directors and executive officers and their ownership of Futurewave’s securities in Futurewave’s initial public offering prospectus dated June 25, 2026, filed with the SEC on June 26, 2026, as modified or supplemented by other reports filed with the SEC. Additional information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed transaction when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This report shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any business combination. This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements,” including, among other things, statements regarding the anticipated benefits and impact of the proposed transactions on PubCo’s business and future financial and operating results, the anticipated timing of closing of the proposed transactions, the anticipated growth of the industries and markets in which Olympian competes, the success and customer acceptance of Olympian’s product solutions and value-added services, and other aspects of Olympian’s operations, plans, objectives, opportunities, expectations or operating results, the expected ownership structure of PubCo and the likelihood and ability of the parties to successfully consummate the proposed transactions. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “intend,” “estimated,” “target,” “project,” and similar phrases or words of similar meaning that denote future expectations or intent regarding Futurewave’s, Olympian’s and PubCo’s financial results, operations and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Such forward-looking statements are based upon the current beliefs and expectations of management of Futurewave and Olympian and are inherently subject to significant business, economic and competitive risks, uncertainties and other factors, both known and unknown, which are difficult to predict and generally beyond the control of Futurewave and Olympian and that may cause actual results and the timing of future events to differ materially from the results and timing of future events anticipated by the forward-looking statements in this press release, including but not limited to: (1) the inability of Olympian and Futurewave to consummate an initial business combination within the time provided in Futurewave’s amended and restated memorandum and articles of association; (2) performance of Olympian’s business; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement relating to the proposed business combination; (4) the outcome of any potential litigation, government and regulatory proceedings, any investigations and inquiries involving the parties to the transactions; (5) the inability to complete the business combination, including due to failure to obtain approval of the shareholders of Futurewave or other conditions to closing in the Merger Agreement; (6) delays in obtaining or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Merger Agreement; (7) the inability to obtain or maintain the listing of the postacquisition company’s securities on Nasdaq following the business combination; (8) the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (9) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (10) costs related to the business combination; (11) changes in applicable laws or regulations; (12) the possibility that Olympian or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (13) other risks and uncertainties to be identified in the Registration Statement to be jointly filed by Futurewave and Olympian relating to the business combination, including those under “Risk Factors” therein, and in other filings with the SEC made by FWAC and Purchaser. The forward-looking statements contained in this press release are also subject to additional risks, uncertainties and factors, including those described in Futurewave’s IPO prospectus dated June 25, 2026 and other documents filed or to be filed with the SEC by Futurewave and Olympian from time to time. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond the control of Futurewave or Olympian. The forward-looking statements included in this press release are made only as of the date hereof, and Futurewave and Olympian disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof. Forecasts and estimates regarding Olympian’s industry and end markets are based on sources Futurewave and Olympian believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Contact Information:

Futurewave Acquisition Corporation

Daniel M. McCabe

Email: admin@futurewaveacq.com

Olympian Group Inc.

Hantao Cui

Email: christinacui@mtxpack.com